UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 19, 2005
CIRCUIT RESEARCH LABS, INC.

(Exact name of registrant as specified in its chapter)

Arizona	0-11353	86-0344671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1302 W. Drivers Way
Tempe, Arizona 85284

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (480) 403-8300
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On August 19, 2005, Circuit Research Labs, Inc. issued a press release discussing its financial results for the second quarter ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.01 to this report.
In accordance with general instruction B.2 to Form 8-K, information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
Exhibits:

99.01	Registrant’s press release, dated August 19, 2005.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTACARE, INC.

Date: August 19, 2005	By:	/s/ Robert McMartin

	Name:	Robert McMartin

	Title:	Vice President and Chief Financial Officers

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